SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 24, 2003
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

            New Jersey                   1-1031                    22-0743290
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


 Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ          08875-6707
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
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                                                                     Page 2 of 6




                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3






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                                                                     Page 3 of 6




Item 5.  Other Events and Regulation FD Disclosure

     On September 24, 2003, the Board of Directors of Ronson Corporation (the "Company") adopted Amendment Number 2 to the Rights Agreement which was originally dated December 8, 1998. (Refer to the Company's Report on Form 8-K dated September 12, 2003.)

Item 7.  Financial Statements and Exhibits

         a) Financial Statements: None.

         b) Pro Forma Financial Information: None.

         c) Exhibits:

            99.a) Amendment Number 2 to Rights Agreement.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  October 7, 2003